UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 1, 2006

BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	0001260793	56-2356626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Boston Capital Corporation
One Boston Place, Suite 2100
Boston, MA 02108-4406

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (617) 624-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 1, 2006, Boston Capital Real Estate Investment Trust, Inc. (the “Company”), indirectly through its controlling member interest in BC-Bainbridge LLC, caused its subsidiaries BC-Bainbridge Bay Pointe LLC, BC-Bainbridge Timuquana LLC and BC-Bainbridge Spicewood LLC to each enter into a Property Management Agreement (collectively, the “Property Management Agreements”) with Steven D. Bell and Company (the “Property Manager”) to manage the Company’s three apartment communities in Jacksonville, Florida — Oaks at Timuquana Apartments, Bay Pointe Apartments and Spicewood Apartments. The Property Manager will receive a property management fee equal to 3% of each community’s Gross Revenue (as such term is defined in the Property Management Agreements) and a payroll handling fee of 1% of the Gross Salaries (as such term is defined in the Property Management Agreements) of all on-site and a proportion of certain off-site property management staff for each community (to the extent provided in the Property Management Agreements). Prior to May 1, 2006, the Jacksonville communities were managed by Bainbridge Management Jacksonville LLC (“Bainbridge Management”). Notice of termination of the property management agreements with Bainbridge Management was given to Bainbridge Management on April 26, 2006, effective as of April 30, 2006, in consideration for a termination fee equal to one month’s management fee for each of the apartment communities as required by the property management agreements with Bainbridge Management.

Copies of the Property Management Agreements are attached hereto as Exhibits 10.1 - 10.3 and are incorporated herein by reference in their entirety.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2006, the Board of Directors of the Company unanimously adopted Amendment No. 1 to the Bylaws of the Company (“Amendment No. 1”). Amendment No. 1 contains certain ministerial corrections and changes to Section 11(a) of Article II (Reports to Stockholders). The Board of Directors approved the changes to Section 11(a) of Article II to bring these provisions of the Company’s prior bylaws into conformity with the provisions regarding reports to stockholders contained in Section 8.7 of Article 8 of the Company's Articles of Incorporation, as amended and restated.

A copy of Amendment No. 1 is being filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.                  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description of Exhibit

3.1	Amendment No. 1 to the Bylaws of Boston Capital Real Estate Investment Trust, Inc.

10.1	Property Management Agreement, dated as of May 1, 2006, by and between BC-Bainbridge Bay Pointe LLC and Steven D. Bell and Company.

10.2	Property Management Agreement, dated as of May 1, 2006, by and between BC-Bainbridge Timuquana LLC and Steven D. Bell and Company.

10.3	Property Management Agreement, dated as of May 1, 2006, by and between BC-Bainbridge Spicewood LLC and Steven D. Bell and Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2006	BOSTON CAPITAL REAL ESTATE
INVESTMENT TRUST, INC.

	By:	/s/ Marc N. Teal
	Name:	Marc N. Teal
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

3.1	Amendment No. 1 to the Bylaws of Boston Capital Real Estate Investment Trust, Inc.

10.1	Property Management Agreement, dated as of May 1, 2006, by and between BC-Bainbridge Bay Pointe LLC and Steven D. Bell and Company.

10.2	Property Management Agreement, dated as of May 1, 2006, by and between BC-Bainbridge Timuquana LLC and Steven D. Bell and Company.

10.3	Property Management Agreement, dated as of May 1, 2006, by and between BC-Bainbridge Spicewood LLC and Steven D. Bell and Company.